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                                                                      Exhibit 99


                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "AGREEMENT") dated as of December 1, 1997 is entered into by and among Peritus Software Services, Inc., a Massachusetts corporation ("PERITUS"), and American Premier Underwriters, Inc., a Pennsylvania corporation (the "SELLER").

     WHEREAS, Peritus, Twoquay, Inc., a Delaware corporation (the "BUYER"), Millennium Dynamics, Inc., an Ohio corporation, and the Seller have entered into an Asset Purchase Agreement dated as of October 22, 1997 (the "PURCHASE AGREEMENT"); and

     WHEREAS, pursuant to the terms of the Purchase Agreement, Peritus and the Seller desire to provide for certain arrangements with respect to the registration under the Securities Act of 1933, as amended, of certain shares of capital stock of Peritus issued to the Seller pursuant to the Purchase Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.  Certain Definitions.  As used in this Agreement, the following terms
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shall have the following respective meanings:

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" means the common stock, $.01 par value per share, of Peritus.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "REGISTRATION STATEMENT" means a registration statement filed by Peritus with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "REGISTRATION EXPENSES" means the expenses described in Section 6.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means (a) the Stock Portion of the Purchase Price (as defined in the Purchase Agreement) issued to the Seller pursuant to the Purchase Agreement and (b) any other shares of Common Stock of Peritus issued in respect of such shares
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(because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are
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Shares shall cease to be Shares (i) upon any sale pursuant to a Registration
Statement, Rule 144 under the Securities Act, (ii) at such time as all of the Shares then held by the Seller may be sold without restriction as to volume under Rule 144, or (iii) at such time as all such Shares may be sold by the Seller under Rule 144(k).

     2.  Required Registration.
         ---------------------

     (a) At any time on or before July 6, 1998, Peritus shall file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings) (the "RESALE REGISTRATION STATEMENT") registering all of the Shares then held by the Seller (the "REMAINING SHARES") and shall use its best efforts to cause the Resale Registration Statement to become effective promptly following the filing thereof and to remain effective until the second anniversary of the date hereof. If the Resale Registration Statement is not declared effective by the Commission prior to August 1, 1998, Peritus shall pay the Seller the sum of $5,000 for each day that the Resale Registration Statement is not effective, it being understood and agreed that (i) August 1, 1998 shall be deemed to be the first day for which such amount will be assessed, (ii) no such amount will be assessed for the day on which the Resale Registration Statement is declared effective, and (iii) Peritus shall be liable for no more than an aggregate of $100,000. Peritus shall pay any amount described in the preceding sentence in one payment by wire transfer of immediately available funds on the fifth business day following the earlier of (x) the effective date of the Resale Registration Statement or (y) August 21, 1998.

     (b) Peritus may not include any issued and outstanding shares of Common Stock held by others in the Resale Registration Statement without the prior written consent of the Seller, which consent shall not be unreasonably withheld. Prior to January 1, 1999, the Seller agrees to sell (pursuant to the Resale Registration Statement or otherwise) no more than the number of Shares determined by adding (x) the difference, if any, between 500,000 and the number of Shares sold pursuant to Section 3(a) hereof (the "SHARE DIFFERENCE") and (y) one-half of the difference between the Remaining Shares and the Share Difference.

     (c) If at or after the time of any requirement to register Shares pursuant to Section 2(a) hereof, Peritus is unable to file or have declared effective any such Resale Registration Statement under applicable Commission rules and regulations, then the periods of time under this Section shall be extended only to the extent necessary to comply with such Commission rules and regulations; provided that, this Section 2(c) shall not be applicable in the event that Peritus is unable to file or have declared effective any such Resale Registration Statement under applicable Commission rules and regulations due to its failure to timely file with the Commission all of the reports and material required to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act for the 12 calendar months immediately

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preceding the time of the requirement to register Shares pursuant to Section
2(a) hereof.

     3.  Incidental Registration.
         -----------------------

     (a) If Peritus proposes to file a Registration Statement prior to July 6, 1998, it will, prior to such filing, give written notice to the Seller of its intention to do so and, upon the written request of the Seller given within 20 days after Peritus provides such notice (which request shall state the intended method of disposition of such Shares), Peritus shall use its best efforts to cause up to 500,000 Shares held by the Seller to be registered under the Securities Act to the extent necessary to permit its sale or other disposition in accordance with the intended methods of distribution specified in the request of the Seller; provided that Peritus shall have the right to postpone or
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withdraw any registration effected pursuant to this Section 3(a) without obligation to the Seller.

     (b) In connection with any registration under this Section 3 involving an underwriting, Peritus shall not be required to include any Shares in such registration unless the Seller accepts the terms of the underwriting as agreed upon between Peritus and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If, in the opinion of the managing underwriter(s) of such offering conveyed in writing to the Seller, the registration of all, or part of, the shares of Common Stock which the Seller has requested to be included pursuant to this Section 3 and/or which other holders of shares of Common Stock or other securities of Peritus entitled to include shares of Common Stock in such registration (the "INCIDENTAL SHARES") have requested to be included would materially and adversely affect such public offering, Peritus shall be required to include in the underwriting only that number of such Incidental Shares, if any, which the managing underwriter(s) believe(s) may be sold without causing such adverse effect. If the number of Shares to be included in the underwriting in accordance with the foregoing is less than the total number of Shares which the Seller has requested to be included, then the Seller and other holders of shares of Common Stock or other securities of Peritus entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata based upon the total number of shares of Common Stock requested to be registered by all of such holders.

     4.  Term of Registration Rights.  Notwithstanding anything contained within
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this Agreement, the rights created in the Seller by this Agreement to register
Shares under the Securities Act shall terminate on the second anniversary of the Closing Date.

     5.  Registration Procedures.  If and whenever Peritus is required by the
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provisions of this Agreement to use its best efforts to effect the registration of any of the Shares under the Securities Act, Peritus shall:

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     (a) file with the Commission a Registration Statement on the appropriate
Form specified in Section 2 or Section 3 hereof, as applicable, with respect to such Shares and use its best efforts to cause such Registration Statement to become and remain effective;

     (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary to keep such Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of the Resale Registration Statement, until the earlier of the sale of all Shares covered thereby or the second anniversary of the date hereof;

     (c) as expeditiously as possible furnish to the Seller such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Seller may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by the Seller; and

     (d) as expeditiously as possible use its best efforts to register or qualify the Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Seller shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Seller to consummate the public sale or other disposition in such states of the Shares owned by the Seller; provided, however, that Peritus shall not be
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required in connection with this Subsection 5(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If Peritus has delivered preliminary or final prospectuses to the Seller and after having done so the prospectus is amended to comply with the requirements of the Securities Act, Peritus shall promptly notify the Seller and, if requested, the Seller shall immediately cease making offers of Shares and return all prospectuses to Peritus. Peritus shall promptly provide the Seller with revised prospectuses and, following receipt of the revised prospectuses, the Seller shall be free to resume making offers of the Shares.

     6.  Allocation of Expenses.  Peritus will pay all Registration Expenses (as
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defined below) of all registrations under this Agreement.  For purposes of this
Section 6, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by Peritus in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for Peritus, state Blue Sky fees and expenses, and the expense of any special audits or other procedures incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of the Seller's own counsel.

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     7.  Indemnification.
         ---------------

     (a) In the event of any registration of any of the Shares under the Securities Act pursuant to this Agreement, Peritus will indemnify and hold harmless the Seller, each underwriter of such Shares, and each other person, if any, who controls the Seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and Peritus will reimburse the Seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by the Seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Peritus will not be liable in any
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such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Peritus, in writing, by or on behalf of the Seller, underwriter or controlling person specifically for use in the preparation thereof.

     (b) In the event of any registration of any of the Shares under the Securities Act pursuant to this Agreement, the Seller will indemnify and hold harmless Peritus, each of its directors and officers and each underwriter (if any) and each person, if any, who controls Peritus or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which Peritus, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to the Seller furnished in writing to Peritus by or on behalf of the Seller

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specifically for use in connection with the preparation of such Registration
Statement, prospectus, amendment or supplement; provided, however, that the
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obligations of the Seller hereunder shall be limited to an amount equal to the proceeds to the Seller of Shares sold in connection with such registration.

     (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
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give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7(c). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying
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Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Seller or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, Peritus and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that the Seller is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and Peritus is responsible for the remaining portion; provided, however, that,
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in any such case, (A) the Seller will not be required to contribute any amount in excess of the proceeds

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to it of all Shares sold by it pursuant to such Registration Statement, and (B)
no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     8.  Indemnification with Respect to Underwritten Offering.  In the event
         -----------------------------------------------------
that Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, Peritus agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by Peritus of the underwriters of such offering.

     9.  Information by Holder.  The Seller in including Shares in any
         ---------------------
registration shall furnish to Peritus such information regarding the Seller and the distribution proposed by the Seller as Peritus may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     10.  "Stand-Off" Agreement.  If the Seller elects to register any of its
          ---------------------
Shares in a Registration Statement in accordance with the terms of Section 3(a) hereof, the Seller, if requested by Peritus and the managing underwriter(s) of such an offering, shall agree not to sell publicly or otherwise transfer or dispose of any Shares or other securities of Peritus (except pursuant to Section 2 above) held by the Seller for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided,
                                                                   --------
that all officers and directors of Peritus participating in such offering enter into similar agreements.

     11.  Existing Registration Rights Agreement.  The execution, delivery and
          --------------------------------------
performance of this Agreement shall not constitute an amendment to the Registration Rights Agreement, dated as of March 15, 1996, as amended, among Peritus and the stockholders of Peritus listed on the pages thereto (the "EXISTING REGISTRATION RIGHTS AGREEMENT"), or adversely affect the rights of the parties to the Existing Registration Rights Agreement.

     12.  General.
          -------

     (a) Notices.  Any notice, request, demand, claim, or other communication
         -------
hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered four business days after it is sent by United States certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable overnight courier service, in each case to the intended recipient as set forth below:

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To the Seller:                          Copy to:

American Premier Underwriters, Inc.     Keating, Muething & Klekamp, P.L.L.
One East Fourth Street                  1800 Provident Tower
Cincinnati, Ohio  45202                 One East Fourth Street
Attention:  James C. Kennedy, Esq.      Cincinnati, Ohio 45202
 Secretary and Deputy General           Attention:  Paul V. Muething, Esq.
 Counsel

To Peritus:                             Copy to:

Peritus Software Services, Inc.         Hale and Dorr LLP
304 Concord Road                        60 State Street
Billerica, Massachusetts 01821-3485     Boston, Massachusetts 02109
Attention:  Eugene J. DiDonato, Esq.    Attention:  Peter B. Tarr, Esq.
 Vice President and General Counsel


Either party may give any notice, request, demand, claim or other communication hereunder by personal delivery or telecopy, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party or individual for whom it is intended. Any notice sent by telecopy shall be followed by a confirmation copy sent by reputable overnight business courier service. Either party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

     (b) Entire Agreement.  This Agreement embodies the entire agreement and
         ----------------
understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     (c) Amendments and Waivers.  Any term of this Agreement may be amended and
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the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Peritus and the Seller. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     (d) Transfer of Rights.  This Agreement, and the rights and obligations of
         ------------------
the Seller hereunder, may be assigned by the Seller to any person or entity to which Shares are transferred by the Seller, and such transferee, together with the Seller and any other transferee of the Seller holding Shares, shall be deemed to be the "Seller" for purposes of this Agreement; provided that the Seller and any

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transferee each provide written notice to Peritus (i) of such assignment and
(ii) of the transferee's specific acceptance of the terms hereof.

     (e) Counterparts.  This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

     (f) Severability.  The invalidity or unenforceability of any provision of
         ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (g) Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the Commonwealth of Massachusetts.


                [Remainder of the Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.



                              PERITUS SOFTWARE SERVICES, INC.



                              /s/ Allen K. Deary
                              ------------------
                              By:  Allen K. Deary
                              Title:  Vice President, Finance



                              AMERICAN PREMIER
                              UNDERWRITERS, INC.



                              /s/ Karl J. Grafe
                              -----------------
                              By:  Karl J. Grafe
                              Title:  Assistant General Counsel and
                                      Assistant Secretary

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